UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

THE SHERWIN-WILLIAMS COMPANY

(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue
Cleveland, Ohio	44115-1075
(Address of Principal Executive Offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.33-1/3 per share	SHW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 1, 2023, The Sherwin-Williams Company (“Sherwin-Williams”) elected to exercise its optional redemption rights to redeem the entire outstanding $119,405,000 aggregate principal amount of its 7.375% Debentures due 2027 (the “7.375% Debentures”), and The Bank of New York Mellon, as trustee under the indenture governing the 7.375% Debentures, issued a redemption notice to registered holders of the 7.375% Debentures. The date fixed for the redemption of the 7.375% Debentures is December 6, 2023 (the “Redemption Date”). The 7.375% Debentures will be redeemed at a redemption price equal to the greater of (i) 100% of the principal amount of the 7.35% Debentures to be redeemed and (ii) the sum of the present values of the remaining scheduled payments thereon discounted at the treasury rate plus 10 basis points, plus accrued interest on the 7.375% Debentures to be redeemed from August 1, 2023 to the Redemption Date.

On November 1, 2023, Sherwin-Williams also elected to exercise its optional redemption rights to redeem the entire outstanding $3,500,000 aggregate principal amount of its 7.45% Debentures due 2097 (the “7.45% Debentures” and, together with the 7.375% Debentures, the “Debentures”), and The Bank of New York Mellon, as trustee under the indenture governing the 7.45% Debentures, issued a redemption notice to registered holders of the 7.45% Debentures. The date fixed for the redemption of the 7.45% Debentures is the Redemption Date. The 7.45% Debentures will be redeemed at a redemption price equal to the greater of (i) 100% of the principal amount of the 7.45% Debentures to be redeemed and (ii) the sum of the present values of the remaining scheduled payments thereon discounted at the treasury rate plus 15 basis points, plus accrued interest on the 7.45% Debentures to be redeemed from August 1, 2023 to the Redemption Date.

The foregoing does not constitute a notice of redemption with respect to any of the Debentures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

Date: November 1, 2023	By:	/s/ Stephen J. Perisutti
	Name:	Stephen J. Perisutti
	Title:	Vice President, Deputy General Counsel and Assistant Secretary